U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2010

ADA-ES, INC.

(Name of registrant as specified in its charter)

Colorado	000-50216	84-1457385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8100 SouthPark Way, Unit B, Littleton, Colorado		80120
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303)734-1727

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 29, 2010, ADA-ES, Inc. (“we” or “us”) entered into a transaction (the “Transaction”) pursuant to which our 50% owned subsidiary Clean Coal Solutions, LLC (“CCS”) leased two refined coal (“Refined Coal”) production facilities, located at two power plants in the Midwest (the “RC Facilities”) to GS RC Investments LLC (“Lessee”), an affiliate of The Goldman Sachs Group, Inc. (“GS”), pursuant to two separate leases (each a “Lease” and together the “Leases”). Refined Coal produced at the RC Facilities is expected to be eligible for federal credits that are available for the production of Refined Coal pursuant to Section 45 of the Internal Revenue Code of 1986 (“Section 45 Credits”). The other 50% of CCS is owned by NexGen Refined Coal, LLC (“NGRC”) and the two RC Facilities are owned, respectively, by two single purpose entities called AEC-NM, LLC and AEC-TH, LLC (the “Lessors”). CCS owns 95%, and we and NGRC each own 2.5% of AEC-NM and AEC-TH. Lessee has entered into supply agreements for each RC Facility pursuant to which it will supply Refined Coal to the applicable power plant owner.

Clean Coal Solutions Services, LLC (“CCSS”), which is a Colorado limited liability company owned 50% by us and 50% by NGRC, will (subject to oversight by the Lessee) operate and maintain the RC Facilities under two Operating and Maintenance Agreements entered into with the Lessee as part of the Transaction. CCSS will also arrange for the purchase and delivery of certain chemical additives necessary for Lessee’s production of Refined Coal under two Chemical Additives Supply Agency Agreements entered into with the Lessee as part of the Transaction. We expect to consolidate the results of CCS in our financial statements, but do not expect to consolidate the results of CCSS.

The Transaction involved the entry into various agreements, including those described below (the “Transaction Agreements”):

Agreement to Lease

CCS, each Lessor and Lessee entered into an Agreement to Lease on June 29, 2010, that contains many of the substantive terms and conditions governing the Transaction and the rights and obligations of the parties as to various matters going forward, including, but not limited to, the following:

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The entry by the Lessors, CCSS and the Lessee (as applicable) into the Leases, the Operating and Maintenance Agreements and the Chemical Additive Supply Agency Agreements described herein, and the liabilities and obligations of the parties in connection with the entry into those agreements.

•	Representations and warranties of CCS and the Lessors (collectively the “CCS Parties”).

•	Indemnification, for breaches of certain representations and warranties, of (a) Lessee by the CCS Parties and (b) CCS Parties by Lessee, subject in each case to certain baskets and caps.

•	The grant to the Lessee of a preferential right to participate in certain future Refined Coal facilities developed by CCS.

•

The creation of an escrow account within which a portion of the lease payments made by Lessee during the Initial Term will be held, and which was established to provide a fund from which Lessee can reclaim a portion of the lease payments if certain circumstances arise that affect the availability of Section 45 Credits for Refined Coal from the RC Facilities.

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A requirement that we, NGRC and certain other entities affiliated with NGRC guaranty, on a joint and several basis, all obligations (including indemnification obligations) of the CCS Parties under the Transaction Agreements. (See “Guaranties” below.)

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The exclusion of damages for lost business opportunities, consequential, incidental, punitive or exemplary damages, except for certain limited situations, including the situation where an indemnified party becomes liable for such damages to a third party.

Leases

The Leases have base terms that run through December 31, 2012 (the “Initial Term”), and automatically renew for annual terms through the end of 2019 (the “Renewal Term”). Certain payment obligations of Lessee under the Leases have been guaranteed by GS. (See “Guaranties” below.)

Rent under the Leases is divided into the following components:

•	A “Prepaid Rent Payment” which is a lump sum payment of $9,000,000 for both Leases that was paid at the commencement of the Leases on June 29, 2010.

•

“Initial Term Fixed Rent Payments” which are scheduled fixed amounts payable quarterly through the end of the Initial Term, and which payments can be terminated only if the Lease is terminated for a breach of certain of the Lessor’s representations and warranties.

•

“Renewal Term Fixed Rent Payments” which, like the Initial Term Fixed Rent Payments, are scheduled fixed amounts payable quarterly through the end of each Renewal Term, and which payments can be terminated before the end of a Renewal Term only if the Lease is terminated for a breach of certain of the Lessor’s representations and warranties.

•

“Contingent Rent Payments” which are based on the volume of Refined Coal produced at the RC Facilities, and are payable quarterly, after deduction of Fixed Rent Payments, all operating and maintenance costs, including chemical costs, site rental and coal handling costs which are paid directly by Lessee. Total Contingent Rental Payments during any Initial Term or Renewal Term may not exceed the present value of the fixed rental payments for that term.

Based on the amount of Refined Coal that we expect will be produced from the RC Facilities, we expect to recognize operating income, before the deduction of NGRC’s 50% equity interest in that income, of approximately $2.00 per ton of Refined Coal produced over the Initial Term of the Leases.

Each Lease may be terminated by Lessee for various reasons, the most significant of which are:

•	For any reason as of the end of the Initial Term by giving notice by no later than July 1, 2012.

•	If the Total Operating Expenses (as defined in each Lease) paid by Lessee for two consecutive quarters exceed 140% of the projected operating costs for the RC Facility.

•	If any of Lessor’s representations or warranties were breached as of the date made and such breach is not cured within 30 days notice given to the applicable Lessor.

•	If a change of law, or certain other specified events affecting the availability of the Section 45 Credits, occurs.

•	Upon the occurrence of a governmental regulatory event that would make the Transaction impermissible.

A Lease may be terminated by Lessor for material breach of the Lease by Lessee, if any of Lessee’s representations or warranties were not true as of the date made and are not cured within thirty days notice by Lessor, or if the Lessee’s Guarantor withdraws its guaranty and it is not replaced by another guarantor on substantially similar terms by a person with an investment grade credit rating.

Each Lease adopts the indemnification terms of the Agreement to Lease for both Lessee and Lessor, provides relief to Lessee in the event of certain force majeure events, and requires the Lessor to carry certain types of insurance coverage in specified amounts typical for leases of this type.

Operating and Maintenance Agreement

CCSS entered into two Operating and Maintenance Agreements, one for each RC Facility, pursuant to which CCSS will operate and maintain the RC Facility, subject to Lessee oversight. In addition to reimbursement for costs incurred, CCSS will receive a fee of $.08 per ton of coal processed through the RC Facility for its services. Material terms of the Operating and Maintenance Agreement include the following:

•

Lessee pays all Operating Costs (as defined in each Operating and Maintenance Agreement) for operating and maintaining the RC Facility, subject to certain limitations set forth in an annual budget to be prepared by CCSS and approved by Lessee on the terms set forth in the Operating and Maintenance Agreement.

•

CCSS is responsible for all aspects of the day to day operation and maintenance of each RC Facility including meeting the specifications established by Lessee for the production of Refined Coal, procuring all necessary permits and reporting and recordkeeping.

•	Both parties are entitled to indemnification for losses caused by the other, subject to certain exceptions and limitations on indemnification and liability.

•	Performance by both parties is excused in the event of certain specified force majeure events.

Chemical Additives Supply Agency Agreement

CCSS entered into two Chemical Additives Supply Agency Agreements pursuant to which it will act as agent for Lessee in connection with the identification, procurement and transportation of the chemical additives required to produce Refined Coal at each RC Facility. CCSS will receive a fee for its services in the amount of five percent of the cost of chemical additives and transportation costs. Each Chemical Additives Supply Agency Agreement runs coincident with the Leases and is terminable upon termination of the Leases or for a material uncured breach by a party. A party’s performance is excused for certain force majeure events.

Technology Sublicense Agreement

We, CCS and Lessee entered into a Technology Sublicense pursuant to which we licensed and CCS sublicensed to the Lessee certain technology required to operate each RC Facility and to produce Refined Coal. The Technology Sublicense parallels the license previously granted by us to CCS and requires that we stand behind CCS if it fails to perform its obligations under the sublicense, other than as a result of a default by the Lessee. The Agreement contains representations and warranties customary for such agreements regarding intellectual property, and, subject to certain liability limits, requires us to indemnify the Lessee in the event of certain infringement claims by a third party.

We are also obligated to actively prosecute infringement of the technology by third parties, or to cooperate with Lessee if it does so, in which case any award would go to Lessee and any other sublicensee who prosecutes the infringement. The annual license fee payable to CCS for the sublicense is $10,000 per year, but this amount is deductible from the amount the Lessee pays in rent under the Leases.

Guaranties

We, NGRC and two entities affiliated with NGRC have provided Lessee with joint and several guaranties (the “CSS Party Guaranties”) guaranteeing all payments and performance due under the Transaction Agreements. We also entered into a Contribution Agreement with NGRC under which any party called upon to pay on a CSS Guaranty is entitled to receive contribution from the other party equal to 50% of the amount paid.

GS provided the CSS Parties with a guaranty as to the payment only of all Initial Term Fixed Rent Payments and the Renewal Term Fixed Rent Payments under the Leases, which, although terminable at any time, cannot be terminated without the substitution of such guaranty with another guaranty on similar terms from a creditworthy guarantor.

Summaries of Terms and Conditions

The descriptions of the terms and conditions of the Transaction Agreements set forth above are summaries only and do not describe all terms and conditions contained in those agreements. Reference is made to the Transaction Agreements for the complete terms and conditions of each Agreement. We will file a copy of each of the Transaction Agreements with our Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2010.

Forward- Looking Statements Cautionary Advice

This Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these provisions. Such statements involve certain risks and uncertainties, including statements regarding the availability of Section 45 Credits from the Refined Coal to be produced from the RC Facilities; operating income, revenue and cash flows we expect under the Transaction Agreements, including the rent payable under the Leases; the continuing ability of the RC Facilities to produce Refined Coal; the availability of certain chemical additives necessary to produce Refined Coal; benefits of the Refined Coal technology; and our expectations concerning consolidation of financial statements and other related forecasts and expectations, as well as the assumptions underlying any of the foregoing. These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management that we believe are reasonable and made in good faith. Words such as “will likely result,” “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “hopes,” “intends,” “may,” “plans,” “projects,” “seeks,”

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“should,” “will,” variations of these and similar words and expressions, as well as the negative expressions of such words, are intended to identify forward-looking statements. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws and regulations that would impact the availability of Section 45 Credits or the ability of the RC Facilities to operate in a manner that will generate Section 45 Credits; prices, economic conditions and market demand for electricity; seasonality; technical and operational difficulties including problems to the boilers caused by the use of chemical additives; availability of raw materials, equipment and skilled personnel; failure to satisfy conditions and obligations required by the Transaction Agreements and other agreements; and actions of our joint venture partner.

We expect the Transaction to generate significant revenue to us over the terms of the Leases. If, for any reason, the Lessee elects to terminate the Leases, the rent payable thereunder is reduced as permitted under the Leases, the amounts paid into escrow from each Contingent Rent Payment are not ultimately released to the Lessors, or should events occur which allow the Lessee to call upon us to pay out significant amounts on the Guaranty we have provided to the Lessee, this would likely have a material impact on the revenue we expect from the Transaction and consequently on our results of operation and financial condition.

The foregoing discussion concerning Forward-Looking Statements Cautionary Advice is intended to supplement the “risk-factor” disclosures in our filings with the Securities and Exchange Commission, which discussions are incorporated in this Form 8-K by reference. You are cautioned not to place undue reliance on our forward-looking statements. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2010

ADA-ES, Inc. Registrant

/s/ Mark H. McKinnies
Mark H. McKinnies Chief Financial Officer